UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2006

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1)

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE              333-125485-30           41-1955181
             --------              -------------           ----------
 (State of Other Jurisdiction of    (Commission          (I.R.S. Employer
          Incorporation)             File Number)        Identification No.)


    8400 Normandale Lake Blvd.                           55437
                                                         -----
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.     Other Events.

           On March 9, 2006 the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, N.A., as Trustee.


Item 9.01.     Financial Statements and Exhibits
               (a) Not applicable (b) Not applicable (c) Exhibits:


10.1 Confirmation, dated as of March 9, 2006 between Merrill Lynch Capital Services, Inc. and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP1 Trust.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                By: /s/ Benita Bjorgo
                                Name:  Benita Bjorgo
                                Title: Vice President


Dated:  March 29, 2006


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                                    EXHIBITS

                                  CONFIRMATION



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